UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017

SUNWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36868	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1030 Winding Creek Road, Suite 100 Roseville, CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(916) 409-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2017, Sunworks, Inc. (the “Company”) issued a press release announcing its preliminary unaudited full-year 2016 results and outlook for 2017. A copy of the Company’s press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated March 13, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNWORKS, INC.

Date: March 13, 2017	By:	/s/ James B. Nelson
	Name:	James B. Nelson
	Title:	Chief Executive Officer

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